                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, YORK INTERNATIONAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Registrant"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the sale of debt securities of the Registrant (the "Registration Statement");

        WHEREAS, the undersigned is a Director of the Registrant, as indicated below his signature; and

        WHEREAS, the undersigned hereby constitutes and appoints Jane G. Davis and James P. Corcoran, or either of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and on his behalf to sign, execute and file this Registration Statement and any or all amendments (including, without limitation, post-effective amendments and any amendment or amendments or abbreviated registration statement increasing the amount of securities for which registration is being sought) to this Registration Statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this ____ day of April, 2001.


                                                     /s/ Michael R. Young
                                                     ---------------------------
                                                     Name: Michael R. Young
                                                     Title: Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, YORK INTERNATIONAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Registrant"), proposes to file with the Securities and Exchange `Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the sale of debt securities of the Registrant (the "Registration Statement");

        WHEREAS, the undersigned is a Director of the Registrant, as indicated below his signature; and

        WHEREAS, the undersigned hereby constitutes and appoints Jane G. Davis and James P. Corcoran, or either of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and on his behalf to sign, execute and file this Registration Statement and any or all amendments (including, without limitation, post-effective amendments and any amendment or amendments or abbreviated registration statement increasing the amount of securities for which registration is being sought) to this Registration Statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this ____ day of April, 2001.

                                                     /s/ Gerald C. McDonough
                                                     ---------------------------
                                                     Name: Gerald C. McDonough
                                                     Title: Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, YORK INTERNATIONAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Registrant"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the sale of debt securities of the Registrant (the "Registration Statement");

        WHEREAS, the undersigned is a Director of the Registrant, as indicated below his signature; and

        WHEREAS, the undersigned hereby constitutes and appoints Jane G. Davis and James P. Corcoran, or either of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and on his behalf to sign, execute and file this Registration Statement and any or all amendments (including, without limitation, post-effective amendments and any amendment or amendments or abbreviated registration statement increasing the amount of securities for which registration is being sought) to this Registration Statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this ____ day of April, 2001.

                                                     /s/ W. Michael Clevy
                                                     ---------------------------
                                                     Name: W. Michael Clevy
                                                     Title: Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, YORK INTERNATIONAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Registrant"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the sale of debt securities of the Registrant (the "Registration Statement");

        WHEREAS, the undersigned is a Director of the Registrant, as indicated below his signature; and

        WHEREAS, the undersigned hereby constitutes and appoints Jane G. Davis and James P. Corcoran, or either of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and on his behalf to sign, execute and file this Registration Statement and any or all amendments (including, without limitation, post-effective amendments and any amendment or amendments or abbreviated registration statement increasing the amount of securities for which registration is being sought) to this Registration Statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this ____ day of April, 2001.

                                                     /s/   Malcolm W. Gambill
                                                     ---------------------------
                                                     Name: Malcolm W. Gambill
                                                     Title: Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, YORK INTERNATIONAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Registrant"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the sale of debt securities of the Registrant (the "Registration Statement");

        WHEREAS, the undersigned is a Director of the Registrant, as indicated below his signature; and

        WHEREAS, the undersigned hereby constitutes and appoints Jane G. Davis and James P. Corcoran, or either of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and on his behalf to sign, execute and file this Registration Statement and any or all amendments (including, without limitation, post-effective amendments and any amendment or amendments or abbreviated registration statement increasing the amount of securities for which registration is being sought) to this Registration Statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this ____ day of April, 2001.

                                                     /s/   Robert F.B. Logan
                                                     ---------------------------
                                                     Name: Robert F.B. Logan
                                                     Title: Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, YORK INTERNATIONAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Registrant"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the sale of debt securities of the Registrant (the "Registration Statement");

        WHEREAS, the undersigned is a Director of the Registrant, as indicated below his signature; and

        WHEREAS, the undersigned hereby constitutes and appoints Jane G. Davis and James P. Corcoran, or either of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and on his behalf to sign, execute and file this Registration Statement and any or all amendments (including, without limitation, post-effective amendments and any amendment or amendments or abbreviated registration statement increasing the amount of securities for which registration is being sought) to this Registration Statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this ____ day of April, 2001.

                                                     /s/   Paul J. Powers
                                                     ---------------------------
                                                     Name: Paul J. Powers
                                                     Title: Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, YORK INTERNATIONAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Registrant"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the sale of debt securities of the Registrant (the "Registration Statement");

        WHEREAS, the undersigned is a Director of the Registrant, as indicated below his signature; and

        WHEREAS, the undersigned hereby constitutes and appoints Jane G. Davis and James P. Corcoran, or either of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and on his behalf to sign, execute and file this Registration Statement and any or all amendments (including, without limitation, post-effective amendments and any amendment or amendments or abbreviated registration statement increasing the amount of securities for which registration is being sought) to this Registration Statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this ____ day of April, 2001.

                                                     /s/   Donald M. Roberts
                                                     ---------------------------
                                                     Name: Donald M. Roberts
                                                     Title: Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, YORK INTERNATIONAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Registrant"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the sale of debt securities of the Registrant (the "Registration Statement");

        WHEREAS, the undersigned is a Director of the Registrant, as indicated below his signature; and

        WHEREAS, the undersigned hereby constitutes and appoints Jane G. Davis and James P. Corcoran, or either of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and on his behalf to sign, execute and file this Registration Statement and any or all amendments (including, without limitation, post-effective amendments and any amendment or amendments or abbreviated registration statement increasing the amount of securities for which registration is being sought) to this Registration Statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this ____ day of April, 2001.

                                                     /s/   James A. Urry
                                                     ---------------------------
                                                     Name: James A. Urry
                                                     Title: Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, YORK INTERNATIONAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Registrant"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the sale of debt securities of the Registrant (the "Registration Statement");

        WHEREAS, the undersigned is Vice President and Chief Financial Officer of the Registrant, as indicated below his signature; and

        WHEREAS, the undersigned hereby constitutes and appoints Jane G. Davis and James P. Corcoran, or either of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and on his behalf to sign, execute and file this Registration Statement and any or all amendments (including, without limitation, post-effective amendments and any amendment or amendments or abbreviated registration statement increasing the amount of securities for which registration is being sought) to this Registration Statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this ____ day of April, 2001.

                                                /s/ C. David Myers
                                                --------------------------------
                                                Name: C. David Myers
                                                Title: Vice President and
                                                         Chief Financial Officer

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, YORK INTERNATIONAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Registrant"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the sale of debt securities of the Registrant (the "Registration Statement");

        WHEREAS, the undersigned is Controller of the Registrant, as indicated below his signature; and

        WHEREAS, the undersigned hereby constitutes and appoints Jane G. Davis and James P. Corcoran, or either of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and on his behalf to sign, execute and file this Registration Statement and any or all amendments (including, without limitation, post-effective amendments and any amendment or amendments or abbreviated registration statement increasing the amount of securities for which registration is being sought) to this Registration Statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this ____ day of April, 2001.

                                                    /s/ David R. Heck
                                                    ---------------------------
                                                     Name: David R. Heck
                                                     Title: Controller